Exhibit 10
EXECUTION COPY
AMENDMENT NO. 3
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of May 18, 2007
          THIS AMENDMENT NO. 3 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is made as of the “Amendment Effective Date” (as defined below) by and among GARDNER DENVER, INC. (the “Borrower”), GD First (UK) Limited, a limited company organized under the laws of England and Wales (the “UK Borrower”), and Gardner Denver Holdings GmbH & Co. KG, a limited partnership organized under the laws of Germany (the “German Borrower,” and together with the Borrower and the UK Borrower, the “Borrowers”), the financial institutions listed on the signature pages hereof as lenders (the “Lenders”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (successor by merger to Bank One, NA, having its main office in Chicago, Illinois), individually as a Lender, as LC Issuer, and Swing Line Lender and as agent (the “Agent”) for the Lenders under that certain Third Amended and Restated Credit Agreement dated as of May 13, 2005 by and among the Borrowers, the Lenders and the Agent, (as such may be amended, restated, supplemented or otherwise modified, the “Credit Agreement”). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.
WITNESSETH
          WHEREAS, the Borrowers, the Lenders, the LC Issuer, the Swing Line Lender and the Agent are parties to the Credit Agreement;
          WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement in certain respects; and
          WHEREAS, the Lenders party hereto and the Agent are willing to amend the Credit Agreement, in each case on the terms and conditions set forth herein;
          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent have agreed to the following:

     1. Amendment to Credit Agreement. Effective as of the Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
          1.1. Section 6.16(v) of the Credit Agreement is hereby amended and restated in its entirety as follows:
          (v) an additional aggregate amount not to exceed $75,000,000 at any one time outstanding consisting of Letters of Credit (excluding all Facility LCs, but including all Existing LCs), surety bonds and bank guarantees;
          1.2. Section 6.16(vi) of the Credit Agreement is hereby amended and restated in its entirety as follows:
          (vi) Contingent Obligations of any Borrower or Subsidiary with respect to the obligations of any Subsidiary or other Person in which any Borrower has a direct or indirect Investment, provided that the aggregate amount of all such Contingent Obligations, when added to the aggregate amount of all outstanding Investments permitted by clause (x) of Section 6.15, shall not at any time exceed $75,000,000;
          1.3. Section 6.16 of the Credit Agreement is hereby amended to insert new clauses (xii) and (xiii) therein immediately following the existing clause (xi) thereof as follows:
          “, (xii) Contingent Obligations of any Subsidiary consisting of guarantees in respect of the obligations of other Subsidiaries under multi-employer pension plans; and (xiii) Contingent Obligations of any Subsidiary consisting of guarantees in respect of notional pooling arrangements.”
     2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date of satisfaction of the following conditions (the “Amendment Effective Date”), if, and only if, the Agent shall have received each of the following:
          (a) duly executed signature pages of this Amendment from the Borrowers and each of the Required Lenders; and
          (b) a reaffirmation from the Borrower of the Parent Guaranty and from each of the Borrower’s Subsidiaries which are parties to a Subsidiary Guaranty in the form of Exhibit A attached hereto and made a part hereof.
     3. Representations and Warranties of the Borrowers. The Borrowers hereby represent and warrant as follows:
          (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.
          (b) Upon the effectiveness of this Amendment, the Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement and

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other Credit Documents, to the extent the same are not amended hereby, and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment (except to the extent such representations or warranties specifically relate to any earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date).
          (c) No Default or Unmatured Default has occurred and is continuing under the Credit Agreement.
     4. Reference to the Effect on the Credit Agreement.
          (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.
          (b) Except as previously modified in writing, and as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
     5. Costs and Expenses. The Borrowers agree to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees and expenses charged to the Agent) incurred by the Agent in connection with the preparation, arrangement, execution and enforcement of this Amendment.
     6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois, but giving effect to federal laws applicable to national banks.
     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     8. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Agent or the Agent’s counsel shall be effective as a counterpart signature and each party executing such a facsimile counterpart shall be deemed to agree to deliver originals to the Agent thereof.
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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

GARDNER DENVER, INC., as a Borrower
By:	/s/ Helen W. Cornell
	Print Name:	Helen W. Cornell
	Title:	Vice President, Finance and CFO

GD FIRST (UK) LIMITED, as a Borrower
By:	/s/ Helen W. Cornell
	Print Name:	Helen W. Cornell
	Title:	Director

GARDNER DENVER HOLDINGS GMBH & CO. KG, as a Borrower
By:	/s/ Thomas Kurth
	Name:	Thomas Kurth
	Title:	Managing Director/Geschäftsführer Gardner Denver Holdings Verwaltungs GmbH, General Partner of Gardner Denver Holdings GmbH & Co. KG

Signature Page to Amendment No. 3
Gardner Denver, Inc.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (successor by merger to Bank One, NA (Main Office Chicago)), Individually as a Lender, as a LC Issuer, the Swing Line Lender and as Agent
By:	/s/ Suzanne Ergastolo
	Print Name:	Suzanne Ergastolo
	Title:	Vice President

Signature Page to Amendment No. 3
Gardner Denver, Inc.

BEAR STEARNS CORPORATE LENDING INC., Individually as a Lender and as Syndication Agent for the Term Loan Facility
By:
Print Name:
Title:

Signature Page to Amendment No. 3
Gardner Denver, Inc.

WACHOVIA BANK, NATIONAL ASSOCIATION, Individually as a Lender and as Syndication Agent for the Revolving Loan Facility
By:	/s/ C. Jeffrey Seaton
	Print Name:	C. Jeffrey Seaton
	Title:	Managing Director

Signature Page to Amendment No. 3
Gardner Denver, Inc.

HARRIS N.A., formerly known as Harris Trust and Savings Bank, Individually as a Lender and as a Co-Documentation Agent for the Revolving Loan Facility
By:	/s/ Thad D. Rasche
	Print Name:	Thad D. Rasche
	Title:	Director

Signature Page to Amendment No. 3
Gardner Denver, Inc.

NATIONAL CITY BANK, Individually as a Lender and as a Co-Documentation Agent for the Revolving Loan Facility
By:	/s/ Jennifer L. Kofod
	Print Name:	Jennifer L. Kofod
	Title:	Senior Vice President

Signature Page to Amendment No. 3
Gardner Denver, Inc.

KEYBANK NATIONAL ASSOCIATION, Individually as a Lender and as a Co-Documentation Agent for the Revolving Loan Facility
By:	/s/ Thomas J. Purcell
	Print Name:	Thomas J. Purcell
	Title:	Senior Vice President

Signature Page to Amendment No. 3
Gardner Denver, Inc.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CHICAGO BRANCH (f/k/a The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch), Individually as a Lender
By:	/s/ Hirotsugu Hayashi
	Print Name:	Hirotsugu Hayashi
	Title:	General Manager

Signature Page to Amendment No. 3
Gardner Denver, Inc.

U.S. BANK NATIONAL ASSOCIATION, Individually as a Lender
By:	/s/ Karen Meyer
	Print Name:	Karen Meyer
	Title:	Vice President

Signature Page to Amendment No. 3
Gardner Denver, Inc.

NORDEA BANK FINLAND plc, Individually as a Lender
By:	/s/ Henrik M. Steffensen
	Print Name:	Henrik M. Steffensen
	Title:	Senior Vice President

By:	/s/ Gerald E. Chelius, Jr.
	Print Name:	Gerald E. Chelius, Jr.
	Title:	SVP Credit

Signature Page to Amendment No. 3
Gardner Denver, Inc.

SCOTIABANC INC., Individually as a Lender
By:	/s/ M. D. Smith
	Print Name:	M. D. Smith
	Title:	Agent Operations

Signature Page to Amendment No. 3
Gardner Denver, Inc.

THE BANK OF NEW YORK, Individually as a Lender
By:	/s/ Louis D. Serio
	Print Name:	Louis D. Serio
	Title:	Vice President

Signature Page to Amendment No. 3
Gardner Denver, Inc.

FIFTH THIRD BANK, Individually as a Lender
By:
Print Name:
Title:

Signature Page to Amendment No. 3
Gardner Denver, Inc.

LASALLE BANK NATIONAL ASSOCIATION, Individually as a Lender
By:
Print Name:
Title:

Signature Page to Amendment No. 3
Gardner Denver, Inc.

FIRST BANK, Individually as a Lender
By:	/s/ Keith M. Schmeider
	Print Name:	Keith M. Schmeider
	Title:	Senior Vice President

Signature Page to Amendment No. 3
Gardner Denver, Inc.

BANK OF AMERICA, N.A., Individually as a Lender
By:	/s/ Stephen Bode
	Print Name:	Stephen Bode
	Title:	Vice President

Signature Page to Amendment No. 3
Gardner Denver, Inc.

GUARANTY BANK, Individually as a Lender
By:	/s/ Michael Ansolabehere
	Print Name:	Michael Ansolabehere
	Title:	Senior Vice President

Signature Page to Amendment No. 3
Gardner Denver, Inc.

BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH, Individually as a Lender
By:	/s/ Ken Hamilton
	Print Name:	Ken Hamilton
	Title:	Director

By:	/s/ Richard Cordover
	Print Name:	Richard Cordover
	Title:	Director

Signature Page to Amendment No. 3
Gardner Denver, Inc.

KBC BANK, NV, Individually as a Lender
By:
Print Name:
Title:

By:
Print Name:
Title:

Signature Page to Amendment No. 3
Gardner Denver, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION, Individually as a Lender
By:	/s/ Bruce Wicks
	Print Name:	Bruce Wicks
	Title:	First Vice President

Signature Page to Amendment No. 3
Gardner Denver, Inc.

EXHIBIT A
REAFFIRMATION
          Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 dated May 18, 2007 (the “Amendment”) in connection with that certain Credit Agreement dated as of May 13, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Gardner Denver, Inc., a Delaware corporation, GD First (UK) Limited, a limited company organized under the laws of England and Wales, and Gardner Denver Holdings GmbH & Co. KG, a limited partnership organized under the laws of Germany, the institutions from time to time parties to that certain Credit Agreement as Lenders and JPMorgan Chase Bank, National Association, as successor by merger to Bank One, NA, as an LC Issuer, the Swing Line Lender and as Agent for the Lenders. Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Parent Guaranty, the Subsidiary Guaranty and any other Credit Document executed by it and acknowledges and agrees that such agreement and each and every such Credit Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.
Dated as of May 18, 2007
[Signature pages follow]

GARDNER DENVER, INC.
By:	/s/ Helen W. Cornell
	Name:	Helen W. Cornell
	Title:	Vice President, Finance and CFO

GARDNER DENVER INTERNATIONAL, INC. ALLEN-STUART EQUIPMENT COMPANY, INC. GARDNER DENVER WATER JETTING SYSTEMS, INC.
By:	/s/ Helen W. Cornell
	Name:	Helen W. Cornell
	Title:	Chairman

GARDNER DENVER HOLDINGS INC. AIR-RELIEF, INC. GARDNER DENVER NASH LLC EMCO WHEATON USA, INC.
By:	/s/ Helen W. Cornell
	Name:	Helen W. Cornell
	Title:	Vice President, Finance

TCM INVESTMENTS, INC. THOMAS INDUSTRIES INC. THOMAS INDUSTRIES ASIA PACIFIC, INC. GARDNER DENVER OBERDORFER PUMPS, INC. GARDNER DENVER HANOVER, INC. GARDNER DENVER THOMAS, INC.
By:	/s/ Helen W. Cornell
	Name:	Helen W. Cornell
	Title:	President

Signature Page to Reaffirmation with respect to Amendment No. 3
Gardner Denver, Inc.